                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ______________


                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  April 29, 2002


                            Catalina Lighting, Inc.
            (Exact name of registrant as specified in its charter)


         Florida                      1-9917                    59-1548266
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


        18191 N.W. 68th Avenue
             Miami, Florida                                 33015
(Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code: (305) 558-4777

Item 4.   Changes in Registrant's Certifying Accountants.

     (a) On April 29, 2002, the Board of Directors of Catalina Lighting, Inc., a Florida corporation (the "Company"), upon recommendation of its Audit Committee, terminated the engagement of Deloitte & Touche LLP ("Deloitte") as the Company's independent certified public accountants.

     Deloitte's reports on the Company's consolidated financial statements for the fiscal years ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte's report for the year ended September 30, 2000 included an explanatory paragraph concerning the Company's ability to continue as a going concern.

     During the two years ended September 30, 2001 and 2000 and through the date hereof, there were no disagreements between the Company and Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-K promulgated by the Securities and Exchange Commission ("Regulation S-K"). As required by Item 304(a)(3) of Regulation S-K, the Company has furnished Deloitte with the disclosure contained in this Item 4(a). Deloitte has furnished the Company with a letter dated May 1, 2002, and addressed to the Securities and Exchange Commission, indicating whether it agrees with the statements made by the Company in this Item 4(a) (see Exhibit 16.1).

     (b) Also on May 1, 2002, the Board of Directors of the Company unanimously appointed Grant Thornton LLP ("Grant Thornton") as the independent accountants of the Company for the fiscal year ending September 30, 2002, replacing Deloitte.

     During the two years ended September 30, 2001 and 2000 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.

      Exhibit No.         Description
      -----------        -------------

       16.1 Letter dated May 1, 2002 from Deloitte & Touche LLP regarding change in independent public accountant.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CATALINA LIGHTING, INC.


Date:  May 1, 2002                       By:  /s/  ERIC BESCOBY
                                              -----------------------
                                              Eric Bescoby
                                              Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit No.      Exhibit
-----------      -------

   16.1 Letter dated May 1, 2002 from Deloitte & Touche LLP regarding change in independent public accountant.